UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION

13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 6, 2005 (August 30, 2005)

FIVE STAR QUALITY CARE, INC.

(Exact Name of Registrant as Specified in Its Charter)

            Maryland

(State or other jurisdiction

of incorporation)

Commission File No. 1-16817	04-3516029 (IRS Employer Identification No.)

400 Centre Street, Newton, Massachusetts (Address of Principal Executive Office)	02458 (Zip code)

Registrant’s telephone number, including area code: (617) 796-8387

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On August 30, 2005, we sent notices to Sunrise Senior Living Services, Inc., or Sunrise, to terminate 12 long term management agreements for communities that Sunrise manages for us. These communities are located in Arizona (one community), California (two communities), Delaware (one community), Florida (two communities), Kansas (one community), Kentucky (three communities), Massachusetts (one community) and New Mexico (one community). The termination notices for the 12 management agreements provided for an effective date of the termination of December 29, 2005, though we have asked Sunrise if they are willing to accelerate the effective date of the termination, and payment of termination fees, which we currently expect to total approximately $80 million. Following the termination, Sunrise will continue to manage 18 other communities for us, subject to long term management agreements. We will record these termination fees as expenses in our income statement for the current quarter ending September 30, 2005. We expect to fund these termination fees with the proceeds of a sale leaseback transaction with Senior Housing Properties Trust for the six communities we recently acquired from Gordon Health Ventures, LLC, a portion of the proceeds of our recent public sale of 7,500,000 shares of our common stock and cash on hand. The terms of our management agreements with Sunrise are more fully described in the section titled “Item 2. Properties – Sunrise Senior Living Services, Inc. Management Agreements” in our Annual Report on Form 10-K for the year ended December 31, 2004, which part of such filing we incorporate by reference into this Item 8.01. After the 12 management agreements with Sunrise have been terminated, we will manage the communities and will no longer pay management fees for these communities to Sunrise.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS CURRENT REPORT ON FORM 8-K CONTAINS FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND FEDERAL SECURITIES LAWS. THESE STATEMENTS REFLECT OUR INTENT, BELIEF OR EXPECTATION, OR THE INTENT, BELIEFS OR EXPECTATIONS OF OUR DIRECTORS AND OFFICERS, BUT THEY ARE NOT GUARANTEED TO OCCUR. FOR EXAMPLE, THE TERMINATION OF OUR 12 MANAGEMENT AGREEMENTS WITH SUNRISE MAY NOT IMPROVE OUR FINANCIAL RESULTS OR MAY CAUSE US TO EXPERIENCE OPERATING LOSSES. SUNRISE MAY DISPUTE OUR RIGHTS TO TERMINATE THESE AGREEMENTS OR OUR CALCULATION OF THE TERMINATION FEES. THE OPERATING AND FINANCIAL PERFORMANCE OF THE COMMUNITIES WHICH ARE THE SUBJECT OF THE 12 MANAGEMENT AGREEMENTS MAY DETERIORATE BEFORE WE ARE ALLOWED TO ASSUME THEIR OPERATIONS PURSUANT TO THE TERMS OF THE MANAGEMENT AGREEMENTS. ALTHOUGH OUR EXPECTATION IS OTHERWISE, WE MAY BE UNABLE TO OPERATE THESE COMMUNITIES FOR OUR OWN ACCOUNT IN A MANNER WHICH IS AS PROFITABLE AS, OR MORE PROFITABLE THAN, THEY HAVE BEEN OPERATED BY SUNRISE. THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT EXPECTATIONS, BUT THESE STATEMENTS AND THE IMPLICATIONS OF THESE STATEMENTS ARE NOT GUARANTEED. INVESTORS ARE

CAUTIONED NOT TO PLACE UNDUE RELIANCE UPON ANY FORWARD LOOKING STATEMENTS IN THIS CURRENT REPORT ON FORM 8-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIVE STAR QUALITY CARE, INC.

By: /s/ Bruce J. Mackey Jr.

Name: Bruce J. Mackey Jr.

Title: Treasurer and Chief Financial Officer

Date: September 6, 2005